DESIGNER BRANDS INC.

3Q21 | RECORD SETTING RESULTS

GROSS PROFIT OF	GROSS PROFIT RATE OF	ADJUSTED OPERATING INCOME OF
$313.6M	**36.7%**	**$102.2M**
Largest quarterly gross profit in history	Best quarterly gross profit rate in history	Best quarterly adjusted operating income in history

ADJUSTED NET INCOME OF	BLACK FRIDAY DEMAND	ADJUSTED DILUTED EPS OF
$66.6M		**$0.86**
Best quarterly adjusted net income in history	Highest single day demand in history	Best quarterly adjusted diluted EPS

The Company uses adjusted financial results as measures to evaluate the performance of the business. These amounts are not determined in accordance with GAAP and therefore should not be used exclusively in evaluating the Company's business and operations. Refer to the Non-GAAP Reconciliations provided in the December 7, 2021 earnings release.

MARGIN DRIVERS FOR FUTURE SUCCESS

- Well-positioned to capitalize on athletic-heavy selling periods
- Top 50 brand names carry more weight with the consumer, requiring fewer discounts & marketing dollars
- Growth in vertical brands with more compelling margins
- Still underpenetrated in athletic with room for growth
- Increased investment in digital marketing
- Supply and labor challenges are baked into projections, and we have a proven track record of efficient management

VALUE CREATION AT DESIGNER BRANDS

HISTORIC MARKET LEADER IN WOMEN'S FASHION

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GROWING MARKET SHARE IN ATHLETIC, MEN'S AND KID'S

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ABILITY TO DESIGN AND SOURCE GOODS WHILE BUILDING BRANDS

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AWARD WINNING DIGITAL & OMNI CAPABILITIES

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DBI WELL POSITIONED TO SERVE ALL CUSTOMER NEEDS

US RETAIL HIGHLIGHTS

ATHLEISURE


38% COMPS
VS 2020

According to NPD, we grew Athleisure sales 26 percentage points faster than the rest of the market in July and August vs. '19, resulting in an overall market share gain of 30 basis points

KID'S


45% COMPS
VS 2020

According to NPD, DSW outpaced the rest of the footwear market in Kids' dollar volume growth by 7.5x in the back to school timeframe (July-August 2021) versus 2019

SEASONAL


61% COMPS
VS. 2020

DSW had its best-selling boot comp of the season thus far in November, with regular price sales comping positive to '19

MEN'S


53% COMPS
VS 2020

Per NPD, DSW grew Men's dollar sales 10 percentage points faster than the rest of the footwear market in the quarter ending October, compared to the same period in '19

*Source: The NPD Group/ U.S. Retail Tracking Service, Dollar and Unit Sales, Aug-Oct 2021 vs. 2019

Athleisure includes Work/Occupational/Safety, Skate, Walking, Hiking/Trekking/Mountaineering, Outdoor/Water Sandal, Sport Slide, Cold/All Weather/Hunting/Fishing Boots, Sport Lifestyle, Basketball, Running, Soccer/Football, Tennis, Training, Water, and All Other Performance

Seasonal includes fashion boots and sandals

LOOKING AHEAD

4Q21 OUTLOOK

CONSOLIDATED NET SALES

FLAT TO UP LOW SINGLE DIGITS VS. 4Q19

EPS

$0.10 - $0.15



LEVERAGING SIZE & SCALE TO IMPROVE INVENTORY POSITION

STARTED Q3 with the retail segments' inventory **down 19%** vs. '19

ENDED Q3 with the retail segments' inventory **flat** to '19

Well-positioned to deliver **Q4 SALES GROWTH ABOVE Q3 LEVELS**

EXECUTING OUR PROVEN STRATEGY

LASER FOCUSED ON STRATEGIC PILLARS:

CUSTOMER	BRAND	SPEED
Removing friction and acquiring new customers	Evolving assortment to match consumer preferences	Working to get product to customers faster and more efficiently

FORWARD-LOOKING STATEMENTS: Any statements in this infographic that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve known and unknown risks, uncertainties and other factors that could cause actual results, performance or achievements to materially differ from those expressed or implied by the forward-looking statements because of factors discussed in this infographic and in the risk factors section identified in our annual report on Form 10-K for the fiscal year ended January 30, 2021, as amended, and in our other reports and filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise the forward-looking statements included in this infographic to reflect any future events or circumstances, except as may be required by law.